EXHIBIT 24.1

                         Power of Attorney

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William J. Bosso and Matthew Henninger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign any and all documents relating to this Registration Statement, including any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits and supplements thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

/s/ William J. Bosso                            Dated: June 15, 2005
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William J. Bosso
Title:	Director

/s/ Matthew T. Henninger                        Dated: June 15, 2005
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Matthew T. Henninger
Title:	Director

/s/ Robert Hunziker                             Dated: June 15, 2005
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Robert Hunziker
Title:	Director

/s/ J.P. Baron                                  Dated: June 15, 2005
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J.P. Baron
Title:	Director

/s/ John Benton                                 Dated: June 15, 2005
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John Benton
Title:	Director

/s/ Michael E. Marshall                         Dated: June 15, 2005
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Michael E. Marshall
Title: 	Director

/s/ John A. Van Tuin                            Dated: June 15, 2005
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John A. Van Tuin
Title: 	Director